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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                                 March 21, 2002


                            Ascendant Solutions, Inc.
               (Exact Name of Registrant as Specified in Charter)


   Delaware                       0-27945                        75-2900905
   ---------                     ---------                       ----------
(State or other                 (Commission                   (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)

                      15455 North Dallas Parkway, 5th Floor
                              Addison, Texas 75001
          (Address of Principal Executive Offices, including zip code)


                                  972-764-3538
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS

               On March 21, 2002, Ascendant Solutions, Inc. issued a press release filed herewith as Exhibit 99.1, regarding the appointment of a new Chairman of the Board and a director.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a) Financial statements of business acquired

              Not applicable

          (b) Pro forma financial information

              Not applicable

          (c) Exhibits

              99.1  Press Release dated March 21, 2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ASCENDANT SOLUTIONS, INC.


                                         By:   /s/ DAVID E. BOWE
                                            ------------------------------------
                                                   David E. Bowe
                                                   President and Chief Executive
                                                   Officer

Dated:  March 21, 2002


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                                Index to Exhibits

     Exhibit
     Number              Description
     ------              -----------

     99.1                Press Release dated March 21, 2002